THE ADVISORS’ INNER CIRCLE FUND

Cornerstone Advisors Core Plus Bond Fund, Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund, Cornerstone Advisors Real Assets Fund (each, a “Fund” and collectively, the “Funds”)

Supplement dated July 3, 2018

to the Funds’ Prospectus (the “Prospectus”),

dated March 1, 2018.

This supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

Effective immediately, the Cornerstone Advisors Core Plus Bond Fund will distribute dividends from net investment income, if any, on a quarterly rather than a monthly basis. Accordingly, the first paragraph under the heading “Dividends and Distributions” of the Prospectus is hereby deleted and replaced with the following:

The Global Public Equity Fund and the Public Alternatives Fund will distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Core Plus Bond Fund, the Income Opportunities Fund and the Real Assets Fund will distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Please retain this supplement for future reference.